Exhibit 99.1
FORTIVE CORPORATION AND SUBSIDIARIES
SUPPLEMENTAL SEGMENT INFORMATION
On October 9, 2020, Fortive Corporation (“Fortive” or the “Company”) completed the separation (the “Separation”) of its Industrial Technologies segment through the spin-off of Vontier Corporation (“Vontier”), as effectuated through the distribution of 80.1% of the outstanding shares of Vontier common stock as a dividend to Fortive shareholders as of September 25, 2020, with Fortive retaining 19.9% of the outstanding Vontier common stock immediately following the Separation.

In light of the Separation, Fortive changed its internal reporting structure on the first day of the fourth quarter, September 26, 2020, to reflect organizational and leadership changes that allow the Company to better assess the operational performance of and allocate resources to its businesses. Fortive’s chief operating decision maker assesses performance and allocates resources based on its new operating segments, which are also its new reportable segments. Below is a description of Fortive’s new reportable segments:

Reportable Segment	Operating Company
Intelligent Operating Solutions	Fluke
Industrial Scientific, including Intelex
Accruent
Gordian

Precision Technologies	Tektronix
Pacific Scientific Energetic Materials Company
Qualitrol
Andersen-Negele
Gems
Setra
Hengstler and Dynapar

Advanced Healthcare Solutions	Advanced Sterilization Products
Fluke Health Solutions
Censis
Invetech
The Company will begin reporting its results under its new reportable segments and reporting Vontier as discontinued operations beginning with the Annual Report on Form 10-K for the year ending December 31, 2020.
Fortive is providing the below unaudited supplemental financial data of the Company for the fiscal years ended December 31, 2018 and December 31, 2019 and the fiscal quarters ended March 29, 2019, June 28, 2019, September 27, 2019, December 31, 2019, March 27, 2020, June 26, 2020, and September 25, 2020 to assist investors in assessing Fortive’s historical performance on the basis of the Company’s new reportable segments. Results for Total Fortive in the unaudited supplemental financial data set forth herein are based on continuing operations only.

SUPPLEMENTAL SEGMENT INFORMATION
REVENUE BY SEGMENT
($ in millions)
(unaudited)

	Intelligent Operating Solutions	Precision Technologies	Advanced Healthcare Solutions	Corporate	Total Fortive
Revenue (GAAP)
Year Ended December 31, 2018	$1,576.3	$1,901.4	$322.7	$—	$3,800.4

Quarter Ended March 29, 2019	$453.9	$448.4	$78.1	$—	$980.4
Quarter Ended June 28, 2019	459.0	466.3	244.1	—	1,169.4
Quarter Ended September 27, 2019	458.2	440.1	252.5	—	1,150.8
Quarter Ended December 31, 2019	527.8	453.6	281.9	—	1,263.3
Year Ended December 31, 2019	$1,898.9	$1,808.4	$856.6	$—	$4,563.9

Quarter Ended March 27, 2020	$466.7	$391.3	$250.1	$—	$1,108.1
Quarter Ended June 26, 2020	413.0	377.3	251.3	—	1,041.6
Quarter Ended September 25, 2020	459.1	418.5	282.2	—	1,159.8

SUPPLEMENTAL SEGMENT INFORMATION
OPERATING PROFIT AND ADJUSTED OPERATING PROFIT BY SEGMENT SUMMARY*
($ in millions)
(unaudited)

	Intelligent Operating Solutions	Precision Technologies	Advanced Healthcare Solutions	Corporate	Total Fortive
Operating Profit (GAAP)
Year Ended December 31, 2018	$350.3	$381.5	$5.3	$(91.8)	$645.3

Quarter Ended March 29, 2019	$79.7	$73.2	$(16.7)	$(24.2)	$112.0
Quarter Ended June 28, 2019	82.9	92.4	(54.3)	(25.4)	95.6
Quarter Ended September 27, 2019	52.2	79.8	(13.0)	(22.6)	96.4
Quarter Ended December 31, 2019	74.2	79.2	12.0	(25.5)	139.9
Year Ended December 31, 2019	$289.0	$324.6	$(72.0)	$(97.7)	$443.9

Quarter Ended March 27, 2020	$81.1	$73.5	$(15.8)	$(23.4)	$115.4
Quarter Ended June 26, 2020	54.4	77.1	(1.9)	(27.1)	102.5
Quarter Ended September 25, 2020	77.5	82.1	1.8	(23.8)	137.6

Adjusted Operating Profit (non-GAAP)*
Year Ended December 31, 2018	$468.4	$404.3	$70.6	$(91.8)	$851.5

Quarter Ended March 29, 2019	$131.0	$80.0	$14.5	$(24.2)	$201.3
Quarter Ended June 28, 2019	127.3	100.0	53.3	(25.4)	255.2
Quarter Ended September 27, 2019	108.6	85.4	58.0	(22.6)	229.4
Quarter Ended December 31, 2019	136.4	103.1	68.9	(25.5)	282.9
Year Ended December 31, 2019	$503.3	$368.5	$194.7	$(97.7)	$968.8

Quarter Ended March 27, 2020	$124.4	$78.0	$49.3	$(23.4)	$228.3
Quarter Ended June 26, 2020	95.4	81.4	58.2	(27.1)	207.9
Quarter Ended September 25, 2020	115.2	86.4	54.3	(23.8)	232.1
* Reconciliation of GAAP to Non-GAAP financial measures are set forth in the following pages.

FORTIVE CORPORATION AND SUBSIDIARIES
RECONCILIATION OF GAAP TO NON-GAAP FINANCIAL MEASURES
AND OTHER INFORMATION
Adjusted Operating Profit and Adjusted Operating Profit Margin
We disclose the non-GAAP measures of historical adjusted operating profit and historical adjusted operating profit margin which, to the extent applicable, make the following adjustments to corresponding GAAP operating profit and GAAP operating profit margin:
•Excluding on a pretax basis amortization of acquisition-related intangible assets;
•Excluding on a pretax basis acquisition and other transaction costs deemed significant (“Transaction Costs”);
•Excluding on a pretax basis the effect of deferred revenue and inventory fair value adjustments related to significant acquisitions; and
•Excluding on a pretax basis discrete restructuring charges
Acquisition and Divestiture Related Items
While we have a history of acquisition and divestiture activity, we do not acquire and divest of businesses and assets on a predictable cycle. The amount of an acquisition’s purchase price allocated to intangible assets and related amortization term and the deferred revenue and inventory fair value adjustments are unique to each acquisition and can vary significantly from acquisition to acquisition. In addition, the Transaction Costs and non-recurring gain on disposition of assets are unique to each transaction, are impacted from period to period depending on the number of acquisitions or divestitures evaluated, pending or completed during such period, and the complexity of such transactions. We adjust for, and identify as significant, Transaction Costs, acquisition related fair value adjustments to deferred revenue and inventory, and corresponding restructuring charges primarily related to acquisitions, in each case, incurred in a given period, if we determine that such costs and adjustments exceed the range of our typical transaction costs and adjustments, respectively, in a given period. We believe, however, that it is important for investors to understand that such intangible assets contribute to revenue generation and that intangible assets and deferred revenue and inventory fair value adjustments related to past acquisitions will recur in future periods until such intangible assets and deferred revenue and inventory fair value adjustments, as applicable, have been fully amortized.
Discrete Restructuring Costs
We exclude costs incurred pursuant to discrete restructuring plans that are fundamentally different (in terms of the size, strategic nature and planning requirements, as well as the inconsistent frequency, of such plans) from the ongoing productivity improvements that result from application of the Fortive Business System. Because these restructuring plans are incremental to the fundamental activities that arise in the ordinary course of our business and we believe are not indicative of our ongoing operating costs in a given period, we exclude these costs to facilitate a more consistent comparison of operating results over time.
Management believes that these non-GAAP financial measures provide useful information to investors by reflecting additional ways of viewing aspects of our operations that, when reconciled to the corresponding GAAP measure, help our investors to understand the long-term profitability trends of our business, and facilitate comparisons of our operational performance and profitability to prior and future periods and to our peers.

These non-GAAP measures should be considered in addition to, and not as a replacement for or superior to, the comparable GAAP measures, and may not be comparable to similarly titled measures reported by other companies.

SUPPLEMENTAL NON-GAAP INFORMATION
ADJUSTED OPERATING PROFIT & ADJUSTED OPERATING PROFIT MARGIN BY SEGMENT
($ in millions)
(unaudited)

	For the Year Ended December 31, 2018
	Intelligent Operating Solutions	Precision Technologies	Advanced Healthcare Solutions	Corporate	Total Fortive
Revenue (GAAP)	$1,576.3	$1,901.4	$322.7	$—	$3,800.4

Adjusted Operating Profit
Operating Profit (GAAP)	$350.3	$381.5	$5.3	$(91.8)	$645.3
Acquisition-Related Transaction Costs	24.9	0.4	42.0	—	67.3
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	34.4	—	—	—	34.4
Amortization of Acquisition-Related Intangible Assets	58.8	22.4	23.3	—	104.5
Adjusted Operating Profit (Non-GAAP)	$468.4	$404.3	$70.6	$(91.8)	$851.5

Adjusted Operating Profit Margin (a)
Operating Profit (GAAP) Margin	22.2%	20.1%	1.6%		17.0%
Acquisition-Related Transaction Costs	1.6%	—%	13.1%		1.8%
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	1.6%	—%	—%		0.7%
Amortization of Acquisition-Related Intangible Assets	3.7%	1.2%	7.2%		2.7%
Adjusted Operating Profit Margin (Non-GAAP)	29.1%	21.3%	21.9%		22.2%

(a) The adjusted operating profit margin reflects the corresponding adjustment to GAAP revenue of $34.4 million in acquisition-related fair value adjustments to deferred revenue for both Intelligent Operating Solutions and Total Fortive.

SUPPLEMENTAL NON-GAAP INFORMATION
ADJUSTED OPERATING PROFIT & ADJUSTED OPERATING PROFIT MARGIN BY SEGMENT
($ in millions)
(unaudited)

	For the Three Months Ended March 29, 2019
	Intelligent Operating Solutions	Precision Technologies	Advanced Healthcare Solutions	Corporate	Total Fortive
Revenue (GAAP)	$453.9	$448.4	$78.1	$—	$980.4

Adjusted Operating Profit
Operating Profit (GAAP)	$79.7	$73.2	$(16.7)	$(24.2)	$112.0
Acquisition-Related Transaction Costs	2.7	1.3	25.5	—	29.5
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	15.7	—	—	—	15.7
Amortization of Acquisition-Related Intangible Assets	32.9	5.5	5.7	—	44.1
Adjusted Operating Profit (Non-GAAP)	$131.0	$80.0	$14.5	$(24.2)	$201.3

Adjusted Operating Profit Margin (a)
Operating Profit (GAAP) Margin	17.6%	16.3%	(21.4)%		11.4%
Acquisition-Related Transaction Costs	0.6%	0.3%	32.7%		3.0%
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	2.5%	—%	—%		1.3%
Amortization of Acquisition-Related Intangible Assets	7.2%	1.2%	7.3%		4.5%
Adjusted Operating Profit Margin (Non-GAAP)	27.9%	17.8%	18.6%		20.2%

(a) The adjusted operating profit margin reflects the corresponding adjustment to GAAP revenue of $15.7 million in acquisition-related fair value adjustments to deferred revenue for both Intelligent Operating Solutions and Total Fortive.

SUPPLEMENTAL NON-GAAP INFORMATION
ADJUSTED OPERATING PROFIT & ADJUSTED OPERATING PROFIT MARGIN BY SEGMENT
($ in millions)
(unaudited)

	For the Three Months Ended June 28, 2019
	Intelligent Operating Solutions	Precision Technologies	Advanced Healthcare Solutions	Corporate	Total Fortive
Revenue (GAAP)	$459.0	$466.3	$244.1	$—	$1,169.4

Adjusted Operating Profit
Operating Profit (GAAP)	$82.9	$92.4	$(54.3)	$(25.4)	$95.6
Acquisition-Related Transaction Costs	3.4	2.4	25.5	—	31.3
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	7.2	—	51.8	—	59.0
Amortization of Acquisition-Related Intangible Assets	33.8	5.2	30.3	—	69.3
Adjusted Operating Profit (Non-GAAP)	$127.3	$100.0	$53.3	$(25.4)	$255.2

Adjusted Operating Profit Margin (a)
Operating Profit (GAAP) Margin	18.1%	19.8%	(22.2)%		8.2%
Acquisition-Related Transaction Costs	0.7%	0.5%	10.4%		2.7%
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	1.1%	—%	21.0%		4.8%
Amortization of Acquisition-Related Intangible Assets	7.4%	1.1%	12.4%		5.9%
Adjusted Operating Profit Margin (Non-GAAP)	27.3%	21.4%	21.6%		21.6%

(a) The adjusted operating profit margin reflects the corresponding adjustments to GAAP revenue in acquisition-related fair value adjustments to deferred revenue of $7.2 million for Intelligent Operating Solutions, $2.8 million for Advanced Healthcare Solutions, and $10.0 million for Total Fortive.

SUPPLEMENTAL NON-GAAP INFORMATION
ADJUSTED OPERATING PROFIT & ADJUSTED OPERATING PROFIT MARGIN BY SEGMENT
($ in millions)
(unaudited)

	For the Three Months Ended September 27, 2019
	Intelligent Operating Solutions	Precision Technologies	Advanced Healthcare Solutions	Corporate	Total Fortive
Revenue (GAAP)	$458.2	$440.1	$252.5	$—	$1,150.8

Adjusted Operating Profit
Operating Profit (GAAP)	$52.2	$79.8	$(13.0)	$(22.6)	$96.4
Acquisition-Related Transaction Costs	2.0	0.7	20.9	—	23.6
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	15.2	—	20.3	—	35.5
Amortization of Acquisition-Related Intangible Assets	39.2	4.9	29.8	—	73.9
Adjusted Operating Profit (Non-GAAP)	$108.6	$85.4	$58.0	$(22.6)	$229.4

Adjusted Operating Profit Margin (a)
Operating Profit (GAAP) Margin	11.4%	18.1%	(5.1)%		8.4%
Acquisition-Related Transaction Costs	0.4%	0.2%	8.3%		2.1%
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	2.5%	—%	7.7%		2.7%
Amortization of Acquisition-Related Intangible Assets	8.6%	1.1%	11.8%		6.4%
Adjusted Operating Profit Margin (Non-GAAP)	22.9%	19.4%	22.7%		19.6%

(a) The adjusted operating profit margin reflects the corresponding adjustments to GAAP revenue in acquisition-related fair value adjustments to deferred revenue of $15.2 million for Intelligent Operating Solutions, $2.8 million for Advanced Healthcare Solutions, and $18.0 million for Total Fortive.

SUPPLEMENTAL NON-GAAP INFORMATION
ADJUSTED OPERATING PROFIT & ADJUSTED OPERATING PROFIT MARGIN BY SEGMENT
($ in millions)
(unaudited)

	For the Three Months Ended December 31, 2019
	Intelligent Operating Solutions	Precision Technologies	Advanced Healthcare Solutions	Corporate	Total Fortive
Revenue (GAAP)	$527.8	$453.6	$281.9	$—	$1,263.3

Adjusted Operating Profit
Operating Profit (GAAP)	$74.2	$79.2	$12.0	$(25.5)	$139.9
Acquisition-Related Transaction Costs	3.9	(0.4)	22.6	—	26.1
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	9.6	—	1.2	—	10.8
Amortization of Acquisition-Related Intangible Assets	35.8	4.8	33.1	—	73.7
Restructuring	12.9	19.5	—	—	32.4
Adjusted Operating Profit (Non-GAAP)	$136.4	$103.1	$68.9	$(25.5)	$282.9

Adjusted Operating Profit Margin (a)
Operating Profit (GAAP) Margin	14.1%	17.5%	4.3%		11.1%
Acquisition-Related Transaction Costs	0.7%	(0.1)%	8.0%		2.1%
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	1.4%	—%	0.2%		0.6%
Amortization of Acquisition-Related Intangible Assets	6.8%	1.1%	11.7%		5.8%
Restructuring	2.4%	4.2%	—%		2.6%
Adjusted Operating Profit Margin (Non-GAAP)	25.4%	22.7%	24.2%		22.2%

(a) The adjusted operating profit margin reflects the corresponding adjustments to GAAP revenue in acquisition-related fair value adjustments to deferred revenue of $8.5 million for Intelligent Operating Solutions, $2.3 million for Advanced Healthcare Solutions, and $10.8 million for Total Fortive.

SUPPLEMENTAL NON-GAAP INFORMATION
ADJUSTED OPERATING PROFIT & ADJUSTED OPERATING PROFIT MARGIN BY SEGMENT
($ in millions)
(unaudited)

	For the Year Ended December 31, 2019
	Intelligent Operating Solutions	Precision Technologies	Advanced Healthcare Solutions	Corporate	Total Fortive
Revenue (GAAP)	$1,898.9	$1,808.4	$856.6	$—	$4,563.9

Adjusted Operating Profit
Operating Profit (GAAP)	$289.0	$324.6	$(72.0)	$(97.7)	$443.9
Acquisition-Related Transaction Costs	12.0	4.0	94.5	—	110.5
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	47.7	—	73.3	—	121.0
Amortization of Acquisition-Related Intangible Assets	141.7	20.4	98.9	—	261.0
Restructuring	12.9	19.5	—	—	32.4
Adjusted Operating Profit (Non-GAAP)	$503.3	$368.5	$194.7	$(97.7)	$968.8

Adjusted Operating Profit Margin (a)
Operating Profit (GAAP) Margin	15.2%	17.9%	(8.4)%		9.7%
Acquisition-Related Transaction Costs	0.6%	0.2%	11.0%		2.4%
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	1.9%	—%	8.4%		2.5%
Amortization of Acquisition-Related Intangible Assets	7.5%	1.2%	11.5%		5.7%
Restructuring	0.7%	1.1%	—%		0.7%
Adjusted Operating Profit Margin (Non-GAAP)	25.9%	20.4%	22.5%		21.0%

(a) The adjusted operating profit margin reflects the corresponding adjustments to GAAP revenue in acquisition-related fair value adjustments to deferred revenue of $46.6 million for Intelligent Operating Solutions, $7.9 million for Advanced Healthcare Solutions, and $54.5 million for Total Fortive.

SUPPLEMENTAL NON-GAAP INFORMATION
ADJUSTED OPERATING PROFIT & ADJUSTED OPERATING PROFIT MARGIN BY SEGMENT
($ in millions)
(unaudited)

	For the Three Months Ended March 27, 2020
	Intelligent Operating Solutions	Precision Technologies	Advanced Healthcare Solutions	Corporate	Total Fortive
Revenue (GAAP)	$466.7	$391.3	$250.1	$—	$1,108.1

Adjusted Operating Profit
Operating Profit (GAAP)	$81.1	$73.5	$(15.8)	$(23.4)	$115.4
Acquisition-Related Transaction Costs	0.3	—	20.4	—	20.7
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	4.9	—	9.1	—	14.0
Amortization of Acquisition-Related Intangible Assets	38.1	4.5	35.6	—	78.2
Adjusted Operating Profit (Non-GAAP)	$124.4	$78.0	$49.3	$(23.4)	$228.3

Adjusted Operating Profit Margin (a)
Operating Profit (GAAP) Margin	17.4%	18.8%	(6.3)%		10.4%
Acquisition-Related Transaction Costs	0.1%	—%	8.2%		1.9%
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	0.7%	—%	3.4%		1.1%
Amortization of Acquisition-Related Intangible Assets	8.2%	1.1%	14.2%		7.1%
Adjusted Operating Profit Margin (Non-GAAP)	26.4%	19.9%	19.5%		20.5%

(a) The adjusted operating profit margin reflects the corresponding adjustments to GAAP revenue in acquisition-related fair value adjustments to deferred revenue of $4.6 million for Intelligent Operating Solutions, $2.3 million for Advanced Healthcare Solutions, and $6.9 million for Total Fortive.

SUPPLEMENTAL NON-GAAP INFORMATION
ADJUSTED OPERATING PROFIT & ADJUSTED OPERATING PROFIT MARGIN BY SEGMENT
($ in millions)
(unaudited)

	For the Three Months Ended June 26, 2020
	Intelligent Operating Solutions	Precision Technologies	Advanced Healthcare Solutions	Corporate	Total Fortive
Revenue (GAAP)	$413.0	$377.3	$251.3	$—	$1,041.6

Adjusted Operating Profit
Operating Profit (GAAP)	$54.4	$77.1	$(1.9)	$(27.1)	$102.5
Acquisition-Related Transaction Costs	0.3	—	22.0	—	22.3
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	3.0	—	2.7	—	5.7
Amortization of Acquisition-Related Intangible Assets	37.7	4.3	35.4	—	77.4
Adjusted Operating Profit (Non-GAAP)	$95.4	$81.4	$58.2	$(27.1)	$207.9

Adjusted Operating Profit Margin (a)
Operating Profit (GAAP) Margin	13.2%	20.4%	(0.8)%		9.8%
Acquisition-Related Transaction Costs	0.1%	—%	8.8%		2.1%
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	0.5%	—%	0.9%		0.6%
Amortization of Acquisition-Related Intangible Assets	9.1%	1.2%	14.1%		7.4%
Adjusted Operating Profit Margin (Non-GAAP)	22.9%	21.6%	23.0%		19.9%

(a) The adjusted operating profit margin reflects the corresponding adjustments to GAAP revenue in acquisition-related fair value adjustments to deferred revenue of $3.0 million for Intelligent Operating Solutions, $1.6 million for Advanced Healthcare Solutions, and $4.6 million for Total Fortive.

SUPPLEMENTAL NON-GAAP INFORMATION
ADJUSTED OPERATING PROFIT & ADJUSTED OPERATING PROFIT MARGIN BY SEGMENT
($ in millions)
(unaudited)

	For the Three Months Ended September 25, 2020
	Intelligent Operating Solutions	Precision Technologies	Advanced Healthcare Solutions	Corporate	Total Fortive
Revenue (GAAP)	$459.1	$418.5	$282.2	$—	$1,159.8

Adjusted Operating Profit
Operating Profit (GAAP)	$77.5	$82.1	$1.8	$(23.8)	$137.6
Acquisition-Related Transaction Costs	0.2	0.1	14.0	—	14.3
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	(0.1)	—	3.2	—	3.1
Amortization of Acquisition-Related Intangible Assets	37.6	4.2	35.3	—	77.1
Adjusted Operating Profit (Non-GAAP)	$115.2	$86.4	$54.3	$(23.8)	$232.1

Adjusted Operating Profit Margin (a)
Operating Profit (GAAP) Margin	16.9%	19.6%	0.6%		11.9%
Acquisition-Related Transaction Costs	—%	—%	5.0%		1.2%
Acquisition-Related Fair Value Adjustments to Deferred Revenue and Inventory	—%	—%	1.1%		0.3%
Amortization of Acquisition-Related Intangible Assets	8.2%	1.0%	12.5%		6.6%
Adjusted Operating Profit Margin (Non-GAAP)	25.1%	20.6%	19.2%		20.0%

(a) The adjusted operating profit margin reflects the corresponding adjustment to GAAP revenue of $0.8 million in acquisition-related fair value adjustments to deferred revenue for both Advanced Healthcare Solutions and Total Fortive.